UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	OCTOBER 10, 2003

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488

(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue
Union, New Jersey 07083

(Address of principal executive offices) (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 7, 2003, Bed Bath & Beyond Inc. issued a press release announcing the election of two new members to the Board of Directors, Fran Stoller and Stanley Barshay, expanding the Board to nine members.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Statements.

Not applicable.

(c)	Exhibits.

99.1	Press Release issued by Bed Bath & Beyond Inc. on October 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC

(Registrant)

Date: October 10, 2003	By:	/s/ Eugene A. Castagna

Eugene A. Castagna
Vice President – Finance and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on October 7, 2003.